Page 1 - Exhibit 4.12
Corporate - officer
                               NON-QUALIFIED

                          STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of the ___________________ day of _________________, 1993____ between GENERAL SIGNAL CORPORATION, a New York corporation (hereinafter called "General Signal" or "Corporation"), and ______________________________ an officer of General Signal (hereinafter called the "Employee").

                                WITNESSETH:

     WHEREAS, pursuant to the General Signal 1992 Stock Incentive Plan, (the "Plan"), adopted by the shareholders on April 23, 1992, and as amended and restated July 7, 1993, the Personnel and Compensation Committee of the Board of Directors of General Signal (the "Committee") is authorized to administer the Plan; and

     WHEREAS, the Committee has determined that the Employee is an officer of General Signal and that the Employee shall be granted the stock option hereinafter set forth upon the terms and conditions hereinafter stated and subject to all of the provisions of such Plan (a copy of which is attached hereto); and

     WHEREAS, 100% of the fair market value of the $1.00 par value Common Stock of General Signal as determined in accordance with the provisions of
Section 5 of the Plan on _____________________________________________, is
$___________________ per share; and

     WHEREAS, in accordance with the foregoing, the Committee has approved and authorized the execution and delivery of this Stock Option Agreement as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto hereby enter into this Stock Option Agreement (hereinafter called the "Agreement") upon the following terms and conditions:

     1. General Signal hereby grants to the Employee as a matter of separate inducement and agreement in connection with his or her employment, and not in lieu of any salary or other compensation for his or her services, the option to purchase from General Signal, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _______________ shares of Common Stock, of the par value of $1.00 per share, of General Signal at the purchase price of $_______________ per share, provided, however, that at least 25 shares must be purchased at any one time unless the balance covered by the option at that time is less than 25 shares.

     This option is subject to shareholder approval of such terms relating to the grant as necessary to comply with Section 162(m)(4)(C) of the Internal Revenue Code. Without such approval, this option will be deemed to be null and void.

Page 2 - Exhibit 4.12

     2. This option shall not be exercisable until the expiration of one year from the date hereof and shall not be exercisable after ____________________________________ Except as provided in Section 6, the
Employee may exercise this option as follows:

     (a) On and after the first anniversary date of the granting of this option, up to 25% of the total number of shares of Common Stock covered by this option;

     (b) On and after the second anniversary date of the granting of this option, up to 50% of the total number of shares of Common Stock covered by this option;

     (c) On and after the third anniversary date of the granting of this option, up to 75% of the total number of shares of Common Stock covered by this option; and

     (d) On and after the fourth anniversary date of the granting of this option, up to 100% of the total number of shares of Common Stock covered by this option.

     3. This option is not transferable by the Employee otherwise than by will, or, if he or she dies intestate, by the laws of descent and distribution of the state of his or her domicile at the time of his or her death, and is exercisable during his or her lifetime only by him or her, and after his or her death by his or her legal representatives.

     4. Shares may be purchased pursuant to this option only upon receipt by General Signal of written notice from the person holding this option of his or her intention to purchase, specifying the number of shares as to which he or she desires to exercise this option and containing such representations and information as may in the opinion of counsel for General Signal be appropriate to permit General Signal, in the light of the existence or non-existence of an effective registration statement under the Securities Act of 1933 with respect to such shares, to issue such shares in compliance with the provisions of that Act. Such notice of exercise of a stock option granted hereunder shall be accompanied by payment in full of the aggregate price of the shares being purchased (a) in cash, or by check, bank draft or money order payable to the order of General Signal, (b) by delivery of shares of Common Stock of General Signal of equivalent fair market value on the date of exercise, or a combination thereof; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the Employee for a period of not less than six months prior to the date of exercise, or
(c) such other consideration as the Committee determines to be appropriate. Fair market value shall be the closing price on the New York Stock Exchange, or, in the event that no sale shall have taken place, the mean of the bid and asked prices. At the time of giving such notice, the person or persons exercising this option shall furnish to General Signal such other documents as General Signal may reasonably require. General Signal shall have the right to withhold delivery of stock certificates representing shares purchased under this option until all required approvals have been obtained, until such shares have been listed on the appropriate stock exchange, and

Page 3 - Exhibit 4.12

until all applicable requirements of law have been complied with. The Employee hereby authorizes General Signal to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, State, local or foreign law as a result of the exercise of all or any portion of this option or the receipt of compensation pursuant to Section 5 of the Plan, or to secure payment from the Employee in lieu of withholding.

     5. The Employee or his or her legal representatives, as the case may be, shall not have any of the rights or privileges of a shareholder of General Signal in respect of any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered.

     6. The following provisions govern the exercisability of this option after cessation of employment or upon the occurrence of certain specified events.

     (a) Portion of option exercisable after cessation of employment: If, prior to exercise of all or any portion of this option, the Employee shall cease to be in the employ of General Signal or any of its subsidiaries, this option shall be exercisable only for the number of shares which would have been purchasable by the Employee at the time of such cessation of employment, and the portion of this option relating to the purchase of any remaining shares shall expire forthwith, unless the reason for such cessation of employment is:

     (i) Death occurring on or after the first anniversary date of the granting of this option, in which case this option shall become exercisable as to all option shares, notwithstanding that this option may not yet have become fully exercisable under Section 2 hereof; or

     (ii) Retirement occurring on or after the first anniversary date of the granting of this option and in accordance with the terms of a pension plan maintained by General Signal or a subsidiary, in which case this option shall continue to become exercisable in accordance with the provisions of Section 2 hereof; provided, however, that this option shall become exercisable as to all option shares upon the death of such retired Employee.

     (b) Time limit on the exercise of option after cessation of employment:
Subject to the applicable expiration dates in Section 1, this option may be exercised only within three months after cessation of employment, at which time it shall terminate, unless

     (i) The Employee dies while still in the employ of General Signal or its subsidiaries, in which case this option may be exercised within one year following death by the person designated in the Will of the Employee or, if no testamentary disposition was made, by the proper legal representative of the Employee; or

     (ii) The Employee has retired in accordance with the terms of a pension plan maintained by General Signal or a subsidiary, in which case this option may be exercised within five years following the Employee's retirement, or, if later, within one year after such retired Employee's death, if death occurs within the five-year period.

Page 4 - Exhibit 4.12
     (c) Payments in Lieu of Exercise Upon Change in Control: Immediately preceding the occurrence of a Change in Control, each outstanding option at such time (whether or not then exercisable) shall be cancelled upon the payment by General Signal of an amount of cash (subject to applicable withholding requirements) equal to the product of the number of shares to which the option relates and the excess of the highest price per share paid to any shareholder in connection with any Change in Control over the purchase price per share under the option. Such amount shall be paid (i) with respect to the shares for which the option is exercisable on the date of the Change in Control, directly to the Employee (or, in the event of his death, to the person otherwise eligible to exercise the option hereunder) and (ii) with respect to the shares for which the option is not exercisable on such date, to an account established for the benefit of the Employee, except the Board of Directors expressly retains the ability in cases of a management-initiated Change in Control which is not approved by such Board to cancel the portion of the option which is not exercisable on such date. The amount so credited to the Employee's account, together with earnings thereon, or the applicable percentage thereof, shall vest and be paid (subject to applicable withholding requirements) on the date or dates on which the option, or the applicable percentage thereof, would have become exercisable hereunder with respect to the related shares; provided, however, that any remaining account balance shall vest and be paid out in full in the event of the Employee's Involuntary Termination. Notwithstanding the foregoing, in the case of directors or officers of General Signal subject to Section 16(b) of the Securities Exchange Act of 1934 holding options granted within six months of the Change in Control (the "Recent Holders"), any amounts payable hereunder with respect to such options, to the extent such consideration would otherwise be previously payable under the terms hereof, shall be payable (i) on the date that is one day following the six-month anniversary of the grant of such options or (ii) immediately following such Recent Holder's death or disability if such death or disability occurs earlier than one day following such six-month anniversary.

     Upon the consummation of the transactions constituting the Change in Control, the Employee shall have no rights to acquire any shares. Upon the payment by the Corporation to the Employee of all amounts due, this Agreement shall be terminated and the Employee shall have no further rights thereunder.

     A "Change in Control" shall be deemed to have occurred if:

     (i) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

     (ii) The shareholders of the Corporation approve an agreement providing for the sale, exchange or other disposition of all or substantially all the assets of the Corporation for the securities of another entity, cash or other property;

Page 5 - Exhibit 4.12

     (iii) The shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation;

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or other than a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of Voting Securities of the Corporation representing at least 20 percent of the total voting power represented by the Voting Securities of the Corporation then outstanding, provided, however, the Board of Directors shall have the right to determine that a Change in Control shall not be deemed to have occurred for purposes of this Agreement, if such a person became such a beneficial owner with the prior approval of the Board of Directors and shares of Common Stock will remain outstanding and either listed on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ after the transaction or series of transactions contemplated by such beneficial owner; or

     (v) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors of the Corporation or nomination for election by the Corporation's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     Within ten (10) days following the occurrence of a Change in Control, General Signal shall give the Employee notice of such Change in Control.

     "Involuntary Termination" shall mean any termination of an Employee's employment by the Corporation, or by one of its subsidiaries, within two years after a Change in Control; provided, however, such term shall not include a termination by the Corporation or any of its subsidiaries, for (i) serious, willful misconduct in respect of the Employee's obligations to the Corporation or its subsidiaries, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or (ii) conviction of a felony, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal.

Page 6 - Exhibit 4.12

     In addition to actual termination of employment, as and when so declared to be by the Employee the following shall be deemed an Involuntary
Termination: (i) a reduction or change in an Employee's responsibilities, duties, authority, powers, functions, title, working conditions or status from those in effect immediately prior to the Change in Control; or (ii) a reassignment to another geographic location more than 50 miles from the Employee's place of employment immediately prior to the Change in Control; or
(iii) a reduction in base salary and incentive compensation, if any, from those in effect immediately prior to the Change in Control. For purposes of the preceding sentence, a reduction in incentive compensation will be deemed to have occurred if and only if the percentage of salary paid as incentive compensation under the Corporation's Incentive Compensation Plan for any calendar year is less than the average percentage of salary paid to the Employee as incentive compensation under such Plan for the three calendar years preceding the Change in Control.

     Notwithstanding the foregoing, an Employee's failure to object in writing to the changes listed in subsections (i), (ii) and (iii) within 180 days of any such change shall constitute a waiver of such change being deemed an Involuntary Termination.

     "Voting Securities" means any securities of the Corporation which vote generally in the election of directors.

     7. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, separation, spinoff, rights offering, or any other change in the corporate structure or shares of the Corporation, the Board of Directors shall make such adjustments, if any, as it may deem appropriate to reflect such change in the number and kinds of shares for which options may thereafter be granted under this Plan, in the number and kind of shares then subject to options theretofore granted under this Plan, and in the price per share payable upon exercise of such options.

     8. General Signal shall not be liable in the event of its inability to issue or sell stock to the Employee if such issuance or sale would be unlawful, nor shall General Signal be liable if an issuance or sale to the Employee is subsequently invalidated.

Page 7 - Exhibit 4.12

     9. This option shall not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     10. This Agreement shall be construed in accordance with the laws of the State of New York.

                              GENERAL SIGNAL CORPORATION



                              By_________________________________
                                   Chief Financial Officer



                                _________________________________

                                         Employee

Page 8 - Exhibit 4.12
Corporate Non-Officer
                               NON-QUALIFIED

                          STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of the day of , 199 , between General Signal Corporation, a New York corporation (hereinafter called "General Signal" or "Corporation"), and 1~ an employee of General Signal or one or more of its subsidiaries (hereinafter called the "Employee").

                                WITNESSETH:

     WHEREAS, pursuant to the General Signal 1992 Stock Incentive Plan, (the "Plan"), adopted by the shareholders on April 23, 1992, and as amended and restated July 7, 1993, the Personnel and Compensation Committee of the Board of Directors of General Signal (the "Committee") is authorized to administer the Plan; and

     WHEREAS, the Committee has determined that the Employee is an officer or other key employee of General Signal or one or more of its subsidiaries and that the Employee shall be granted the stock option hereinafter set forth upon the terms and conditions hereinafter stated and subject to all of the provisions of such Plan (a copy of which is attached hereto); and

     WHEREAS, 100% of the fair market value of the $1.00 par value Common Stock of General Signal as determined in accordance with the provisions of
Section 5 of the Plan on , 199 is $ per share; and

     WHEREAS, in accordance with the foregoing, the Committee has approved and authorized the execution and delivery of this Stock Option Agreement as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto hereby enter into this Stock Option Agreement (hereinafter called the "Agreement") upon the following terms and conditions:

     1. General Signal hereby grants to the Employee as a matter of separate inducement and agreement in connection with his or her employment, and not in lieu of any salary or other compensation for his or her services, the option to purchase from General Signal, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 8~ shares of Common Stock, of the par value of $1.00 per share, of General Signal at the purchase price of $ per share, provided, however, that at least 25 shares must be purchased at any one time unless the balance covered by the option at that time is less than 25 shares.

     2. This option shall not be exercisable until the expiration of one year from the date hereof and shall not be exercisable after . Except as provided in Section 6, the Employee may exercise this option as follows:

     (a) On and after the first anniversary date of the granting of this option, up to 25% of the total number of shares of Common Stock covered by this option;

Page 9 - Exhibit 4.12

     (b) On and after the second anniversary date of the granting of this option, up to 50% of the total number of shares of Common Stock covered by this option;

     (c) On and after the third anniversary date of the granting of this option, up to 75% of the total number of shares of Common Stock covered by this option; and

     (d) On and after the fourth anniversary date of the granting of this option, up to 100% of the total number of shares of Common Stock covered by this option.

     3. This option is not transferable by the Employee otherwise than by will, or, if he or she dies intestate, by the laws of descent and distribution of the state of his or her domicile at the time of his or her death, and is exercisable during his or her lifetime only by him or her, and after his or her death by his or her legal representatives.

     4. Shares may be purchased pursuant to this option only upon receipt by General Signal of written notice from the person holding this option of his or her intention to purchase, specifying the number of shares as to which he or she desires to exercise this option and containing such representations and information as may in the opinion of counsel for General Signal be appropriate to permit General Signal, in the light of the existence or non-existence of an effective registration statement under the Securities Act of 1933 with respect to such shares, to issue such shares in compliance with the provisions of that Act. Such notice of exercise of a stock option granted hereunder shall be accompanied by payment in full of the aggregate price of the shares being purchased (a) in cash, or by check, bank draft or money order payable to the order of General Signal, (b) by delivery of shares of Common Stock of General Signal of equivalent fair market value on the date of exercise, or a combination thereof; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the Employee for a period of not less than six months prior to the date of exercise, or
(c) such other consideration as the Committee determines to be appropriate. Fair market value shall be the closing price on the New York Stock Exchange, or, in the event that no sale shall have taken place, the mean of the bid and asked prices. At the time of giving such notice, the person or persons exercising this option shall furnish to General Signal such other documents as General Signal may reasonably require. General Signal shall have the right to withhold delivery of stock certificates representing shares purchased under this option until all required approvals have been obtained, until such shares have been listed on the appropriate stock exchange, and until all applicable requirements of law have been complied with. The Employee hereby authorizes General Signal to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, State, local or foreign law as a result of the exercise of all or any portion of this option or the receipt of compensation pursuant to Section 5 of the Plan, or to secure payment from the Employee in lieu of withholding.

     5. The Employee or his or her legal representatives, as the case may be, shall not have any of the rights or privileges of a shareholder of General Signal in respect of any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered.

Page 10 - Exhibit 4.12

     6. The following provisions govern the exercisability of this option after cessation of employment or upon the occurrence of certain specified events.

     (a) Portion of option exercisable after cessation of employment: If, prior to exercise of all or any portion of this option, the Employee shall cease to be in the employ of General Signal or any of its subsidiaries, this option shall be exercisable only for the number of shares which would have been purchasable by the Employee at the time of such cessation of employment, and the portion of this option relating to the purchase of any remaining shares shall expire forthwith, unless the reason for such cessation of employment is:

     (i) Death occurring on or after the first anniversary date of the granting of this option, in which case this option shall become exercisable as to all option shares, notwithstanding that this option may not yet have become fully exercisable under Section 2 hereof; or

     (ii) Retirement occurring on or after the first anniversary date of the granting of this option and in accordance with the terms of a pension plan maintained by General Signal or a subsidiary, in which case this option shall continue to become exercisable in accordance with the provisions of Section 2 hereof; provided, however, that this option shall become exercisable as to all option shares upon the death of such retired Employee.

     (b) Time limit on the exercise of option after cessation of employment:
Subject to the applicable expiration dates in Section 2, this option may be exercised only within three months after cessation of employment, at which time it shall terminate, unless:

     (i) The Employee dies while still in the employ of General Signal or its subsidiaries, in which case this option may be exercised within one year following death by the person designated in the Will of the Employee or, if no testamentary disposition was made, by the proper legal representative of the Employee; or

     (ii) The Employee has retired in accordance with the terms of a pension plan maintained by General Signal or a subsidiary, in which case this option may be exercised within five years following the Employee's retirement, or, if later, within one year after such retired Employee's death, if death occurs within the five-year period.

     (c) Payments in Lieu of Exercise Upon Change in Control: Immediately preceding the occurrence of a Change in Control, each outstanding option at such time (whether or not then exercisable) shall be cancelled upon the payment by General Signal of an amount of cash (subject to applicable withholding requirements) equal to the product of the number of shares to which the option relates and the excess of the highest price per share paid to any shareholder in connection with any Change in Control over the purchase price per share under the option. Such amount shall be paid (i) with respect to the shares for which the option is exercisable on the date of the Change

Page 11 - Exhibit 4.12

in Control, directly to the Employee (or, in the event of his death, to the person otherwise eligible to exercise the option hereunder) and (ii) with respect to the shares for which the option is not exercisable on such date, to an account established for the benefit of the Employee, except the Board of Directors expressly retains the ability in cases of a management-initiated Change in Control which is not approved by such Board to cancel the portion of the option which is not exercisable on such date. The amount so credited to the Employee's account, together with earnings thereon, or the applicable percentage thereof, shall vest and be paid (subject to applicable withholding requirements) on the date or dates on which the option, or the applicable percentage thereof, would have become exercisable hereunder with respect to the related shares; provided, however, that any remaining account balance shall vest and be paid out in full in the event of the Employee's Involuntary Termination. Notwithstanding the foregoing, in the case of directors or officers of General Signal subject to Section 16(b) of the Securities Exchange Act of 1934 holding options granted within six months of the Change in Control (the "Recent Holders"), any amounts payable hereunder with respect to such options, to the extent such consideration would otherwise be previously payable under the terms hereof, shall be payable (i) on the date that is one day following the six-month anniversary of the grant of such options or (ii) immediately following such Recent Holder's death or disability if such death or disability occurs earlier than one day following such six-month anniversary.

     Upon the consummation of the transactions constituting the Change in Control, the Employee shall have no rights to acquire any shares. Upon the payment by the Corporation to the Employee of all amounts due, this Agreement shall be terminated and the Employee shall have no further rights thereunder.

     A "Change in Control" shall be deemed to have occurred if:

     (i) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

     (ii) The shareholders of the Corporation approve an agreement providing for the sale, exchange or other disposition of all or substantially all the assets of the Corporation for the securities of another entity, cash or other property;

     (iii) The shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation;

Page 12 - Exhibit 4.12

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or other than a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of Voting Securities of the Corporation representing at least 20 percent of the total voting power represented by the Voting Securities of the Corporation then outstanding, provided, however, the Board of Directors shall have the right to determine that a Change in Control shall not be deemed to have occurred for purposes of this Agreement, if such a person became such a beneficial owner with the prior approval of the Board of Directors and shares of Common Stock will remain outstanding and either listed on the New York Stock Exchange or the American Stock Exchange or quoted on NASDAQ after the transaction or series of transactions contemplated by such beneficial owner; or

     (v) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors of the Corporation or nomination for election by the Corporation's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     Within ten (10) days following the occurrence of a Change in Control, General Signal shall give the Employee notice of such Change in Control.

     "Involuntary Termination" shall mean any termination of an Employee's employment by the Corporation, or by one of its subsidiaries, within two years after a Change in Control; provided, however, such term shall not include a termination by the Corporation or any of its subsidiaries, for (i) serious, willful misconduct in respect of the Employee's obligations to the Corporation or its subsidiaries, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or (ii) conviction of a felony, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal.

Page 13 - Exhibit 4.12
     In addition to actual termination of employment, as and when so declared to be by the Employee the following shall be deemed an Involuntary
Termination: (i) a reduction or change in an Employee's responsibilities, duties, authority, powers, functions, title, working conditions or status from those in effect immediately prior to the Change in Control; or (ii) a reassignment to another geographic location more than 50 miles from the Employee's place of employment immediately prior to the Change in Control; or
(iii) a reduction in base salary and incentive compensation, if any, from those in effect immediately prior to the Change in Control. For purposes of the preceding sentence, a reduction in incentive compensation will be deemed to have occurred if and only if the percentage of salary paid as incentive compensation under the Corporation's Incentive Compensation Plan for anycalendar year is less than the average percentage of salary paid to the Employee as incentive compensation under such Plan for the three calendar years preceding the Change in Control.

     Notwithstanding the foregoing, an Employee's failure to object in writing to the changes listed in subsections (i), (ii) and (iii) within 180 days of any such change shall constitute a waiver of such change being deemed an Involuntary Termination.

     "Voting Securities" means any securities of the Corporation which vote generally in the election of directors.

     7. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, separation, spinoff, rights offering, or any other change in the corporate structure or shares of the Corporation, the Board of Directors shall make such adjustments, if any, as it may deem appropriate to reflect such change in the number and kinds of shares for which options may thereafter be granted under this Plan, in the number and kind of shares then subject to options theretofore granted under this Plan, and in the price per share payable upon exercise of such options.

     8. General Signal shall not be liable in the event of its inability to issue or sell stock to the Employee if such issuance or sale would be unlawful, nor shall General Signal be liable if an issuance or sale to the Employee is subsequently invalidated.

     9. This option shall not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     10. This Agreement shall be construed in accordance with the laws of the State of New York.
                              GENERAL SIGNAL CORPORATION

                             _________________________________
                              Michael D. Lockhart
                              Chairman and Chief Executive Officer

                             _________________________________
                              Employee

Page 14 - Exhibit 4.12
(Non-Corporate)

                               NON-QUALIFIED

                          STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of the ___________________ day of ____________________, 199____, between GENERAL SIGNAL CORPORATION, a New York corporation (hereinafter called "General Signal" or "Corporation"), and ___________________________________, an employee of General Signal or of one or more of its subsidiaries (hereinafter called the "Employee").

                                WITNESSETH:

     WHEREAS, pursuant to the General Signal 1992 Stock Incentive Plan, (the Plan ), adopted by the shareholders on april 23, 1992, and as amended and restated July 7, 1993, the Personnel and Compensation Committee of the Board of Directors of General Signal (the "Committee") is authorized to administer the Plan; and

     WHEREAS, the Committee has determined that the Employee is an officer or other key employee of General Signal or of one or more of its subsidiaries and that the Employee shall be granted the stock option hereinafter set forth upon the terms and conditions hereinafter stated and subject to all of the provisions of such Plan (a copy of which is attached hereto); and

     WHEREAS, 100% of the fair market value of the $1.00 par value Common Stock of General Signal as determined in accordance with the provisions of Paragraph 5 of the Plan on _______________________________ is $_____ per
share; and

     WHEREAS, in accordance with the foregoing, the Committee has approved and authorized the execution and delivery of this Stock Option Agreement as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto hereby enter into this Stock Option Agreement (hereinafter called the "Agreement") upon the following terms and conditions:

     1. General Signal hereby grants to the Employee as a matter of separate inducement and agreement in connection with his or her employment, and not in lieu of any salary or other compensation for his or her services, the option to purchase from General Signal, on the terms and conditions hereinafter set forth, all or any part of an aggregate of________________________________
shares of Common Stock, of the par value of $1.00 per share, of General Signal at the purchase price of $__________________per share, provided, however, that at least 25 shares must be purchased at any one time unless the balance covered by the option at that time is less than 25 shares.

Page 15 - Exhibit 4.12

     2. This option shall not be exercisable until the expiration of one year from the date hereof and shall not be exercisable after___________________________ Except as provided in Section 6, the Employee may exercise this option as follows:

     (a) On and after the first anniversary date of the granting of this option, up to 50% of the total number of shares of Common Stock covered by this option;

     (b) On and after the second anniversary date of this option, up to 75% of the total number of shares of Common Stock covered by this option; and

     (c) On and after the third anniversary date of this option, up to 100% of the total number of shares of Common Stock covered by this option.

     3. This option is not transferable by the Employee otherwise than by will, or, if he or she dies intestate, by the laws of descent and distribution of the state of his or her domicile at the time of his or her death, and is exercisable during his or her lifetime only by him or her, and after his or her death by his or her legal representatives. This option may be exercised nonsequentially.

     4. Shares may be purchased pursuant to this option only upon receipt by General Signal of written notice from the person holding this option of his or her intention to purchase, specifying the number of shares as to which he or she desires to exercise this option and containing such representations and information as may in the opinion of counsel for General Signal be appropriate to permit General Signal, in the light of the existence or non-existence of an effective registration statement under the Securities Act of 1933 with respect to such shares, to issue such shares in compliance with the provisions of that Act. Such notice of exercise of a stock option granted hereunder shall be accompanied by payment in full of the aggregate price of the shares being purchased in cash, or by check, bank draft or money order payable to the order of General Signal, or by delivery of shares of Common Stock of General Signal of equivalent fair market value on the date of exercise. Fair market value shall be the closing price on the New York Stock Exchange, or, in the event that no sale shall have taken place, the mean of the bid and asked prices. At the time of giving such notice, the person or persons exercising this option shall furnish to General Signal such other documents as General Signal may reasonably require. General Signal shall have the right to withhold delivery of stock certificates representing shares purchased under this option until all required approvals have been obtained, until such shares have been listed on the appropriate stock exchange, and until all applicable requirements of law have been complied with. The Employee hereby authorizes General Signal to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, State, local or foreign law as a result of the exercise of all or any portion of this option or the receipt of compensation pursuant to paragraph 7 of the Plan.

     5. The Employee or his or her legal representatives, as the case may be, shall not have any of the rights or privileges of a shareholder of General Signal in respect of any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered.

Page 16 - Exhibit 4.12

     6. The following provisions govern the exercisability of this option after cessation of employment or upon the occurrence of certain specified events.

     (a) Portion of option exercisable after cessation of employment: If, prior to exercise of all or any portion of this option, the Employee shall cease to be in the employ of General Signal or any of its subsidiaries, this option shall be exercisable only for the number of shares which would have been purchasable by the Employee at the time of such cessation of employment, and the portion of this option relating to the purchase of any remaining shares shall expire forthwith, unless the reason for such cessation of employment is:

     (i) Death occurring on or after the first anniversary date of the granting of this option, in which case this option shall become exercisable as to all option shares, notwithstanding that this option may not yet have become fully exercisable under Section 2 hereof; or

     (ii) Retirement occurring on or after the first anniversary date of the granting of this option and in accordance with the terms of a pension plan maintained by General Signal or a subsidiary, in which case this option shall continue to become exercisable in accordance with the provisions of Section 2 hereof; provided, however, that this option shall become exercisable as to all option shares upon the death of such retired Employee.

     (b) Time limit on the exercise of option after cessation of employment:
In no event may this option be exercised after the date specified in the first sentence of Section 2 hereof. In addition, this option may be exercised only within three months after cessation of employment, at which time it shall terminate, unless

     (i) The Employee dies while still in the employ of General Signal or its subsidiaries, in which case this option may be exercised within one year following death by the person designated in the Will of the Employee or, if no testamentary disposition was made, by the proper legal representative of the Employee; or

     (ii) The Employee has retired in accordance with the terms of a pension plan maintained by General Signal or a subsidiary, in which case this option may be exercised within five years following the Employee's retirement, or, if later, within one year after such retired Employee's death, if death occurs within the five-year period.

     (c) Exercisability relating to a Change in Control: Upon the occurrence of a Change in Control, as defined below, the Committee may, in addition to making the adjustment contemplated by paragraph 3 of the Plan, provide on such terms and conditions as it deems appropriate that this option shall become exercisable as to some or all option shares, notwithstanding that the option may not yet have become fully exercisable under Section 2 hereof. In no event, however, shall this option or any part thereof be exercisable after the date fixed for its expiration in Section 2 hereof. The Committee shall

Page 17 - Exhibit 4.12

not be obliged to treat all optionees equally and may accelerate the exercisability of some options and not others. The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with any adjustment pursuant to paragraph 3 of the Plan, or acceleration of exercisability under this subsection (c), including, but not by way of limitation, provisions to insure that any such adjustment or acceleration shall be conditioned on the consummation of the Change in Control.

     A "Change in Control" shall be deemed to have occurred if:

     (i) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

     (ii) The shareholders of the Corporation approve an agreement providing for the sale, exchange or other disposition of all or substantially all the assets of the Corporation for the securities of another entity, cash or other property;

     (iii) The shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation;

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or other than a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of Voting Securities of the Corporation representing at least 20 percent of the total voting power represented by the Voting Securities of the Corporation then outstanding; or

     (v) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors of the Corporation or nomination for election by the Corporation's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     Within ten (10) days following the occurrence of a Change in Control, General Signal shall give the Employee notice of such Change in Control and of the determination of the Committee under this subsection (c) or Section 3 of the Plan.

Page 18 - Exhibit 4.12

     "Voting Securities" means any securities of the Corporation which vote generally in the election of directors.


     7. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, separation, spinoff, rights offering, or any other change in the corporate structure or shares of the Corporation, the Board of Directors shall make such adjustments, if any, as it may deem appropriate to reflect such change in the number and kinds of shares for which options may thereafter be granted under this Plan, in the number and kind of shares then subject to options theretofore granted under this Plan, and in the price per share payable upon exercise of such options.

     8. General Signal shall not be liable in the event of its inability to issue or sell stock to the Employee if such issuance or sale would be unlawful, nor shall General Signal be liable if an issuance or sale to the Employee is subsequently invalidated.

     9. This Agreement shall be construed in accordance with the laws of the State of New York.



                              GENERAL SIGNAL CORPORATION


                              By_________________________________

                              Chairman and Chief Executive Officer



                                _________________________________
                                         Employee